MERRILL LYNCH CONSULTS ANNUITYSM

Issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT C

AND

MERRILL LYNCH CONSULTS ANNUITYSM

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT C

Supplement Dated October 26, 2018

to the

Prospectuses dated May 1, 2008

Effective on or about November 1, 2018, based on changes to the underlying fund portfolio, the following changes apply:

OLD SUBACCOUNT NAME	NEW SUBACCOUNT NAME	OLD PORTFOLIO NAME	NEW PORTFOLIO NAME	OLD SUBADVISOR	NEW SUBADVISOR
TA AB Dynamic Allocation	TA BlackRock Smart Beta 40	Transamerica AB Dynamic Allocation VP	Transamerica BlackRock Smart Beta 40 VP	AEGON USA Investment Management, LLC	BlackRock Investment Management, LLC

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Consults AnnuitySM dated May 1, 2008